Exhibit 10.5

Client Code/Reference No:

AMENDMENT

Date of Amendment: December 3, 2004

AMENDMENT to the Index License Agreement for Funds, by and between Morgan Stanley Capital International Inc. (“MSCI”) and Barclays Global Investors, N.A. (“Licensee”), dated as of March 18, 2000 (the “US ETF Agreement”). Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed in the US ETF Agreement.

In consideration of the promises and the mutual covenants and agreements contained herein, MSCI and Licensee hereby agree to amend the US ETF Agreement as follows:

1.	Term. The term of the US ETF Agreement is hereby renewed for an additional **** commencing on March 18, 2005. Thereafter, the US ETF Agreement shall renew for successive **** unless either party provides written notice to the other of its intent not to renew ninety days prior to the end of the then-current term.

2.	License Fees. The license fees shall be calculated as set forth herein commencing on January 1, 2005, notwithstanding anything to the contrary in the Agreement or any Schedule or Exhibit thereto. Section 3 of the US ETF Agreement is hereby deleted in its entirety and replaced as follows:

(a) Licensee shall pay MSCI a **** license fee with respect to the use of each Index (as listed on Exhibit A) as the basis for, or a component of, a Fund (described on Exhibit B). The **** license fee shall be **** during the applicable ****, subject to a **** as follows:

****	****

First ****	****

From ****	****

From ****	****

From ****	****

Greater than ****	****

(b) ****

(c) The license fee shall be paid in arrears to MSCI by the fifteenth day of the following **** and shall be accompanied by a statement from Licensee stating that such fees are accurate. Any license fees or any other amounts due hereunder that are not timely paid shall accrue interest at the rate of **** per month or the maximum amount permitted by law, whichever is less, which interest charges shall begin accruing on the relevant due date and shall continue to accrue until such license fees and all other amounts due hereunder are paid in full.

[****] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

(d) Licensee shall maintain detailed and accurate records with respect to the assets of the Funds and any of Licensee’s payments to MSCI hereunder. During the term of the US ETF Agreement and for a period of three (3) years after its termination, Licensee, upon written request by MSCI, shall provide access to such records during normal business hours to MSCI and/or an independent accounting organization chosen and compensated by MSCI. Licensee shall promptly pay any underreported license fees and all other amounts due hereunder determined by such audit ****, or the **** whichever is less, for the period of time during which such amount was owed and unpaid. If such audit reveals an underpayment in excess of **** of the amount due hereunder, then Licensee shall also pay for the reasonable cost of such audit.

(e) Licensee will promptly pay **** arising as a result of the Agreement, other than ****.

(f) For the avoidance of doubt, the **** license fees that are **** be calculated progressively. For example, the **** would be subject to the **** license fee formula set forth above and the **** license fee formula set forth above.

(g) Notwithstanding anything to the contrary contained herein, if any Fund does not have ****, the licensee fee for such Fund shall equal ****.

3.	Disclosure.

(a) Licensee **** the following information at the following frequencies on its web sites, **** and in its printed publications regarding ****, provided that (i) each **** containing such information prominently indicates or contains a prominent link to a page that indicates and (ii) each **** containing such information prominently indicates, that no reader of such information may use such information to manage or sponsor a fund or other security, investment vehicle or financial product:

Information regarding ****:

INFORMATION	FREQUENCY
****	****
****	****
****	****
****	****
Number of ****	****
Financial ****	****
****	****
****	****

Information regarding ****:

INFORMATION	FREQUENCY
****	****
****	****
Number of ****	****
Financial ****	****
****	****
****	**** shall distribute such **** only if they are accompanied by **** prohibition on redistribution and certain uses in a form agreed ****

[****] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

*	****

**	****

(b) Licensee **** on Licensee’s websites, ****, or through ****, the **** for Licensee’s Funds; provided that (i) the data is published in a format that may not ****, (ii) all persons accessing such data via **** must affirmatively assent ****, and (iii) MSCI may terminate this right on reasonable prior written notice to Licensee if MSCI determines in its good faith reasonable discretion that ****.

(c) Notwithstanding anything to the contrary in the Agreement or any Schedule or Exhibit thereto, Licensee may also distribute ****; provided that Licensee has **** pursuant to which each **** expressly agrees ****, (ii) not to redistribute **** and (iii) to disclosure of its name to MSCI. MSCI may withdraw any such distribution approval with respect **** at any time on written notice to Licensee.

4.	Derivatives. For the avoidance of doubt, the Agreement or any Schedule or Exhibit thereto (i) does not give Licensee the right to create any futures, options or other derivatives based on any Index and (ii) does not give MSCI or Licensee the right to create any futures, options or other derivatives of any Fund without the prior written consent of the other party hereto. Notwithstanding the foregoing, Licensee may hold futures, options or other derivative securities as constituent holdings of any Fund.

5.	Miscellaneous. This Amendment is intended to amend and operate in conjunction with the US ETF Agreement and together this Amendment and the US ETF Agreement constitute the complete and exclusive statement of the agreement between the parties and supersede in full all prior proposals and understandings, oral or written, relating to the subject matter hereof. To the extent that any terms of this Amendment conflict with any terms of the US ETF Agreement, the terms of this Amendment will control. No right or license of any kind is granted to Licensee except as expressly provided in the US ETF Agreement and this Amendment This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to its conflict or choice of laws principles.

BARCLAYS GLOBAL INVESTORS, N.A.		MORGAN STANLEY CAPITAL INTERNATIONAL INC.

By	/s/ Francis Enderle	By	/s/ Allen Heery
Name	Francis Enderle	Name	Allen Heery
Title	Managing Director	Title	Executive Director

BARCLAYS GLOBAL INVESTORS, N.A.

By	/s/ Michael Latham
Name	Michael Latham
Title	Managing Director

[****] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

EXHIBIT 1

****

The MSCI Index names are trademarks of Morgan Stanley Capital International and have been licensed for use by Barclays Global Investors. The product is not sponsored, endorsed, sold, or promoted by Morgan Stanley Capital International and Morgan Stanley Capital International makes no representation regarding this product, the information provided herein or the advisability of investing in any product or security. Neither SEI nor BGI, nor any of their affiliates, are affiliated with Morgan Stanley Capital International. This information is provided for internal informational purposes only and may not be redistributed or reproduced, used in connection with any non-MSCI indices or used in connection with managing or sponsoring any fund or other security, investment vehicle or financial product.

[****] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.